UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2026

Navient LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36228	46-4054283
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13865 Sunrise Valley Drive
Herndon, Virginia	20171
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 302 283-8000

Navient Corporation

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6% Senior Notes due December 15, 2043	JSM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 28, 2026, Navient Corporation, a Delaware corporation (“Navient”), completed the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated October 28, 2026, by and among Navient, Navient Holdings, Inc., a Delaware corporation (“Navient Holdings”) and Navient LLC (f/k/a Relay Merger Sub LLC), a Delaware limited liability company (“Navient LLC”), pursuant to which Navient merged with and into Navient LLC (the “Merger”), with Navient LLC continuing as the surviving entity and a wholly-owned subsidiary of Navient Holdings (the “Reorganization”), with each share of common stock, par value $0.01 per share of Navient (“Navient Common Stock”) being automatically converted into one share of common stock, par value $0.01 per share of Navient Holdings (the “Navient Holdings Common Stock”). Pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), approval of the Merger by the stockholders of Navient was not required.

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure set forth in the “Explanatory Note” above is incorporated into this Item 1.01 by reference.

Adoption of the Merger Agreement and Consummation of the Reorganization

At the Effective Time (as defined in the Merger Agreement), (i) the separate existence of Navient ceased and (ii) each share of Navient Common Stock issued and outstanding immediately prior to the Effective Time was automatically converted into one share of Navient Holdings Common Stock, having the same designation, rights, powers, preferences, qualifications, limitations and restrictions as a share of Navient Common Stock immediately prior to consummation of the Reorganization. The conversion of stock occurred automatically without an exchange of stock certificates for all shares of Navient Common Stock. Accordingly, each stockholder of Navient immediately prior to the Effective Time owned, immediately after the Effective Time, shares of Navient Holdings Common Stock in the same amounts and percentages as such stockholder owned in Navient immediately prior to the Effective Time. The Reorganization is intended to be a tax-free transaction, such that the stockholders of Navient should not recognize gain or loss for U.S. federal income tax purposes upon the conversion of their shares of Navient Common Stock into shares of Navient Holdings Common Stock pursuant to the Reorganization.

Immediately following the consummation of the Reorganization, on a consolidated basis, the assets, businesses, and operations of Navient Holdings are not materially different than the corresponding assets, businesses, and operations of Navient immediately prior to the consummation of the Reorganization.

As part of the Reorganization and the Merger, as of the Effective Time, (i) all outstanding awards with respect to shares of Navient Common Stock (such awards collectively, the “Navient RSUs”) issued pursuant to the Amended and Restated Navient Corporation 2014 Omnibus Incentive Plan (the “2014 Navient Incentive Plan”), Navient Corporation 2024 Omnibus Incentive Plan (the “2024 Navient Incentive Plan”, together with the 2014 Navient Incentive Plan, the “Incentive Plans”), were adjusted pursuant to the Incentive Plans to be with respect to shares of Navient Holdings Common Stock (such awards collectively, the “Navient Holdings RSUs”) and (ii) all outstanding rights with respect to shares of Navient Common Stock pursuant to the Navient Corporation Employee Stock Purchase Plan (the “Navient ESPP”) were adjusted pursuant to the Navient ESPP to be with respect to shares of Navient Holdings Common Stock (each, an “ESPP Option”). Each Navient Holdings RSU is subject to the same term, vesting schedule, acceleration provision (if applicable), and all other material terms and conditions (including but not limited to the terms and conditions applicable to such equity awards by virtue of the Incentive Plans). Each ESPP Option is subject to the same term, exercise price, exercisability, status as a nonqualified option for purposes of Section 423 of the Internal Revenue Code of 1986, as amended, and all other material terms and conditions (including but not limited to the terms and conditions applicable to such equity awards by virtue of the Navient ESPP). Additionally, the Navient Corporation Deferred Compensation Plan, Navient Corporation Deferred Compensation Plan for Directors, Navient Supplemental 401(k) Savings Plan, the Navient 401(k) Savings Plan (collectively, the “Plans”) were amended, in each case, to reflect that the stock issuable thereunder would relate to shares of Navient Holdings Common Stock in lieu of shares of Navient Common Stock.

The foregoing description of the Merger Agreement is only a summary and is subject to, and entirely qualified by reference to, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Navient Holdings’ Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 29, 2026, and which is incorporated herein by reference.

Adoption of the Distribution Agreement and Consummation of the Distribution

Pursuant to the Distribution Agreement, dated as of November 2, 2026, by and between Navient LLC and Navient Holdings (the “Distribution Agreement”), Navient LLC distributed all of the issued and outstanding capital stock of E Parent, Inc. to Navient Holdings (the “Distribution” and, together with the Reorganization, the “Transactions”).

The foregoing description of the Distribution Agreement is only a summary and is subject to, and entirely qualified by reference to, the full text of the Distribution Agreement, a copy of which was filed as Exhibit 10.1 to Navient Holdings’ Current Report on Form 8-K, filed with the SEC on November 2, 2026, and which is incorporated herein by reference.

Supplemental Indentures

In connection with the Reorganization, Navient LLC and The Bank of New York Mellon, as trustee (the “Trustee”) entered into (i) a supplemental indenture, dated October 28, 2026 (the “Ninth Supplemental Indenture”), to the Indenture, dated as of October 1, 2000 (as supplemented, the “2000 Indenture”), between Navient (successor to Navient LLC, which was the successor to SLM Corporation, which was the successor to USA Education, Inc.) and the Trustee (successor to The Chase Manhattan Bank) pursuant to which Navient LLC assumed all of Navient’s obligations under the 2000 Indenture and (ii) a supplemental indenture, dated October 28, 2026 (the “Eighteenth Supplemental Indenture” and, together with the Ninth Supplemental Indenture, the “Supplemental Indentures”), to the Indenture, dated as of July 18, 2014 (as supplemented, the “2014 Indenture”), between Navient and the Trustee, pursuant to which Navient LLC assumed all of Navient’s obligations under the 2014 Indenture.

The foregoing descriptions of the Supplemental Indentures are only a summary and are subject to, and entirely qualified by reference to, the full text of the Supplemental Indentures, copies of which are attached hereto as Exhibit 4.1 and Exhibit 4.2 to this Form 8-K and which are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosures set forth in the “Explanatory Note” and Item 1.01 above are incorporated into this Item 2.01 by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Reorganization, the Nasdaq Global Select Market (“Nasdaq”) was notified that each outstanding share of Navient Common Stock was automatically converted into one share of Navient Holdings Common Stock pursuant to the Merger Agreement, subject to the terms and conditions of the Merger Agreement. Navient Common Stock was suspended from trading on Nasdaq prior to the opening of trading on October 29, 2026.

Navient filed a Form 15 with the SEC to terminate the registration under Section 12(g) of the Securities Exchange Act of 1934, as amended, of Navient Common Stock.

Item 3.03	Material Modification to Rights of Security Holders.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each share of Navient Common Stock was automatically converted into one share of Navient Holdings Common Stock.

At the Effective Time, holders of Navient Common Stock ceased to have any rights as stockholders of Navient.

At the Effective Time, each outstanding Navient RSU was adjusted to be a Navient Holdings RSU with respect to the shares of Navient Holdings Common Stock, all outstanding rights with respect to Navient Common Stock pursuant to the ESPP or the Plans were adjusted to be with respect to shares of Navient Holdings Common Stock.

The information set forth in Items 2.01 and 5.03 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 28, 2026, Navient filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware, eliminating the Certificate of Designations relating to Navient’s Series A Junior Participating Preferred Stock, par value $0.20 per share (the “Series A Preferred Shares”) previously filed by Navient with the Secretary of State of the State of Delaware on December 20, 2021. Previously, 2,000,000 Series A Preferred Shares were reserved for issuance upon the exercise of rights under a short-term shareholder rights plan that expired on December 19, 2022, and no Series A Preferred Shares were ever issued or outstanding. Following the filing of the Certificate of Elimination, all previously authorized Series A Preferred Shares were returned to the authorized but unissued shares of Navient’s preferred stock, par value $0.20 per share, without designation.

The foregoing summary of the Certificate of Elimination does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Elimination, a copy of the form of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

In connection with the Reorganization, Navient LLC filed a certificate of formation (the “Certificate of Formation”) and a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware and adopted the amended and restated limited liability company agreement (as so amended and restated, the “A&R LLCA”), which includes covenants required by Section 251(g)(7) of the DGCL providing that any act or transaction by or involving Navient LLC, other than the election or removal of directors or members of the governing body of Navient LLC, that, if taken by Navient immediately prior to the Merger would require, for its adoption under the DGCL or under the certificate of incorporation or bylaws of the constituent corporation immediately prior to the Merger, the approval of the stockholders of Navient, shall require, in addition to approval of the members of Navient, the approval of the stockholders of Navient Holdings, by the same vote as is required by the DGCL and/or by the certificate of incorporation or bylaws of the constituent corporation immediately prior to the Merger.

The foregoing summary of the Certificate of Formation, the Certificate of Merger and the A&R LLCA does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Formation, the Certificate of Merger and the A&R LLCA, copies of which are attached as Exhibit 3.2, 3.3 and 3.4, respectively, hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 28, 2026, by and among Navient Holdings, Inc., Navient Corporation and Relay Merger Sub LLC (incorporated by reference to Exhibit 2.1 to Navient Holdings’ Current Report on Form 8-K filed on October 29, 2026 (File No. 001-43525)).

3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of Navient Corporation, dated October 28, 2026.

3.2	Certificate of Formation of Relay Merger Sub LLC, dated September 14, 2026.

3.3	Certificate of Merger of Relay Merger Sub LLC, dated October 28, 2026.

3.4	Amended and Restated Limited Liability Company Agreement of Navient LLC, dated October 28, 2026.

4.1	Ninth Supplemental Indenture, dated as of October 28, 2026, between Navient LLC and The Bank of New York Mellon, as trustee.

4.2	Eighteenth Supplemental Indenture, dated as of October 28, 2026, between Navient LLC and The Bank of New York Mellon, as trustee.

10.1	Distribution Agreement, dated as of November 2, 2026, by and between Navient LLC and Navient Holdings, Inc. (incorporated by reference to Exhibit 10.1 to Navient Holdings’ Current Report on Form 8-K filed on November 2, 2026 (File No. 001-43525)).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT LLC

Dated: November 2, 2026	/s/ Matthew Sheldon
Matthew Sheldon, Senior Vice President & General Counsel